UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

CLIFF ROCK RESOURCES CORP.
(Name of Registrant As Specified In Its Charter)

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CLIFF ROCK RESOURCES CORP.
 L1, 414 Scarborough Beach Road,
Osborne Park, WA 6017, Australia
Tel: +61-8-938-80344

Dear Stockholders:

On May 27, 2010, the board of directors of Cliff Rock Resources Corp. (the “Company”) adopted a resolution approving an amendment to the Company’s Articles of Incorporation to (i) effect an increase in the number of authorized shares of common stock of the Company from one hundred million (100,000,000) shares of common stock, par value $0.001per share, to two hundred million (200,000,000) shares of common stock, par value $0.001 per share (the “ Authorized Capital Increase ”); and (ii) change the Company’s corporate name from “Cliff Rock Resources Corp.” to “Virtual Medical Centre, Inc.” (the “ Name Change ”).

The Company obtained the written consent of stockholders representing 84.8% of the Company’s outstanding common stock as of May 27, 2010 (the “ Majority Stockholders ”) approving an amendment to the Company’s Articles of Incorporation to effect the above-mentioned Authorized Capital Increase and the Name Change.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the Authorized Capital Increase and the Name Change will not be filed with the Secretary of State for the State of Nevada, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

 No action is required by you.  The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about June 21, 2010 to all of the Company's stockholders of record as of the close of business on June 9, 2010.

By Order of the Board of Directors.

/s/Wayne Hughes
Name: Wayne Hughes
Title: Chief Executive Officer

June 21, 2010

INFORMATION STATEMENT

June 21, 2010

CLIFF ROCK RESOURCES CORP.
L1, 414 Scarborough Beach Road,
Osborne Park, WA 6017, Australia
Tel: +61-8-938-80344

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Cliff Rock Resources Corp., a Nevada Corporation (the “Company,” “we” or “us”) to the holders of record at the close of business on June 9, 2010 (the “ Record Date ”) of the Company’s outstanding common stock, par value $0.001 per share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “ Exchange Act” ), and pursuant to Section 78.320 of the Nevada Revised Statutes.

The cost of furnishing this Information Statement will be borne by us.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on May 27, 2010 by the Company’s Board of Directors and by the Company’s stockholders holding 84.8% of the Company’s common stock issued and outstanding on May 27, 2010 (the “ Majority Stockholders ”).  The Company’s Board of Directors and the Majority Stockholders approved an amendment of the Company’s Articles of Incorporation to (i) effect an increase in the number of authorized shares of common stock of the Company from one hundred million (100,000,000) shares of common, par value $0.001 per share, to two hundred million (200,000,000) shares of common stock, par value $0.001 per share (the “ Authorized Capital Increase ”); and (ii) change the Company’s corporate name from “Cliff Rock Resources Corp.” to “Virtual Medical Centre, Inc.” (the “ Name Change ”).

Accordingly, all necessary corporate approvals in connection with the amendment to the Company’s Articles of Incorporation to effect the Authorized Capital Increase and the Name Change have been obtained.   This Information Statement is furnished solely for the purpose of informing the Company’s stockholders, in the manner required under the Exchange Act of these corporate actions. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the Authorized Capital Increase and the Name Change will not be filed with the Secretary of State for the State of Nevada, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

The Company’s stockholders as of the Record Date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about June 21, 2010.

NO DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, none of the corporate actions described in this Information Statement will afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED MAY 27, 2010.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on May 27, 2010, Cliff Rock Resources Corp., a Nevada corporation (the “ Company ”) obtained the unanimous written consent of its board of directors (“ Board of Directors ”) and the written consent of stockholders (the “ Majority Stockholders ”) holding 71,471,764 shares of common stock of the Company or 84.8% of the voting power of the issued and outstanding shares of the Company’s common stock approving an amendment of the Company’s Articles of Incorporation (the “ Articles of Incorporation ”) to (i) effect an increase in the number of authorized shares of common stock of the Company from one hundred million (100,000,000) shares of common stock, par value $0.001per share, to two hundred million (200,000,000) shares of common stock, par value $0.001 per share (the “ Authorized Capital Increase ”); and (ii) change the Company’s corporate name from “Cliff Rock Resources Corp.” to “Virtual Medical Centre, Inc.” (the “ Name Change ”).

OUTSTANDING SHARES AND VOTING RIGHTS

As of June 9, 2010 (the “Record Date”), the Company's authorized capitalization consisted of 100,000,000 shares of common stock, of which 84,253,764 shares were issued and outstanding.

Each share of common stock of the Company entitles its holder to one vote on each matter submitted to the Company’s stockholders.  However, because the Majority Stockholders have consented to the foregoing actions by resolution dated May 27, 2010, in lieu of a special meeting in accordance with Section 78.320 of the Nevada Revised Statutes and because the Majority Stockholders have sufficient voting power to approve such actions through their ownership of common stock, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

The Board of Directors and Majority Stockholders have approved an amendment to the Company’s Articles of Incorporation to effect the Authorized Capital Increase and the Name Change.

We intend to file a Certificate of Amendment (“Certificate of Amendment”) to our Articles of Incorporation with the Secretary of State for the State of Nevada effectuating the above actions.  Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and the Certificate of Amendment will not be filed, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission (the “ Commission ”) and a copy thereof is mailed to each of the Company’s stockholders.  It is presently contemplated that such filing will be made on or about July 12, 2010.

The Authorized Capital Increase

The purpose of the Authorized Capital Increase is to increase the number of shares of the Company’s common stock available for issuance to investors who agree to provide the Company with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which the Company’s Board of Directors may determine is in the best interest of the Company and its stockholder to issue shares of common stock.  As of the date of this Information Statement, the Company has not identified any potential investors and has not entered into any agreements relating to any potential investment in the Company or otherwise pursuant to which the Company will issue shares of common stock.

The Authorized Capital Increase will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect on the Company’s existing stockholders if additional shares are issued.

We are not increasing our authorized common stock to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

The Name Change

On May 27, 2010, the Company entered into an Exchange Agreement with Virtual Medical Centre, Limited, an Australian corporation (“ VMC ”), pursuant to which each of the issued and outstanding ordinary shares of VMC (the “ VMC Shares ”) were exchanged into the right to receive that number of shares of common stock of the Company equal to 71,471,764 divided by the total number of VMC Shares issued and outstanding immediately prior thereto (the “ Exchange ”), so that after giving effect to the Exchange, the Company became the holder of all of the issued and outstanding VMC Shares.  As a result of the Exchange, VMC became a wholly-owned subsidiary of the Company.  In connection with the Exchange, shareholders of VMC provided written consents to the Company authorizing the amendment to the Company’s Articles of Incorporation to effect the Authorized Capital Increase and the Name Change.

Thereafter, the Company, through VMC, commenced the business of providing free medical information to the general public and health professionals using VMC’s health portal.

Given the change in the Company’s business, the Board of Directors, as well as the Majority Stockholders, believe that the name “Cliff Rock Resources Corp.” no longer accurately reflects the Company’s operations and interests, and that the proposed name, “Virtual Medical Centre, Inc.” more accurately reflects the Company’s strategic direction.

You are not required to exchange your stock certificates of Cliff Rock Resources Corp. for new stock certificates reflecting our new name of Virtual Medical Centre, Inc., although you may do so if you wish.

EFFECTIVE DATE OF THE AMENDMENT

Pursuant to Rule 14c-2 under the Exchange Act, the Authorized Capital Increase and the Name Change will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of the Company’s stockholders.  The Company anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about June 21, 2010.  Therefore, the Company anticipates that the Authorized Capital Increase and the Name Change will be effective, and the Certificate of Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or about July 12, 2010.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date held by (a) each stockholder who we know to own beneficially 5% or more of our outstanding common stock; (b) all directors; (c) all nominees for director; (d) our executive officers; and (e) all executive officers and directors as a group.

Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their common stock. The percentage of beneficial ownership is based upon 84,253,764 shares of common stock issued and outstanding as of May 27, 2010.

Name and Address of Beneficial Owners*	Title/Status	Amount and Nature of Beneficial Ownership		Percentage of Class(1)
Wayne Hughes	Chief Executive Officer	13,262,282	(2)(3)	15.85%

Stuart Usher	Chief Financial Officer	0		0

Thomas Maher	Chief Operating Officer	3,250,028	(3)(4)	3.86%

Michael Raymont	Director	0		0

Clifford Rosenberg PO Box 707 Bondi Junction Sydney NSW 1355, Australia	Director nominee	505,812	(5)	**

Andrew Dean 15 Pownall Gardens Churchlands Perth WA 6018, Australia	Director nominee, 5% holder	16,339,774	(3)(6)	19.39%

Cunningham Peterson Sharb PO Box Z5467 St. George TCE Perth, WA 6831, Australia	5% holder	4,940,892		5.86%

The Sports Café Australia P/L Mezzanine Level BGC Centre 28 The Esplanade Perth, WA 6831, Australia	5% holder	7,635,180		9.06%

Viaticus Capital P/L PO Box Z5425 St. George TCE Perth, WA 6831, Australia	5% holder	5,785,536		6.87%

Welas PTY Ltd. Unit 4, 8 Milson Road Cremore, Sydney NSW 2090 Australia	5% holder	11,078,742	(7)	13.15%

Window Capital, P/L L1, 914 Hay St., Perth WA 6000, Australia	5% holder	35,576,274	(8)	42.23%

Officers and directors as a group (4 persons)		32,852,084		38.99%

*  Unless otherwise indicated, the address for the above-named shareholders is L1, 414 Scarborough Beach Road, Osborne Park, WA 6017, Australia
** Less than 1%
(1) Based on 84,253,764 shares stock outstanding after the closing of the Exchange Agreement.
(2)  Includes 9,000,000 shares held in escrow pursuant to the Exchange Agreement.
(3)  Shares are held in the name of Window Capital, P/L.
(4) Includes 1,000,000 shares held in escrow pursuant to the Exchange Agreement.
(5) Consists of 5,812 shares of common stock and 500,000 options to purchase shares of the Company’s common stock.
(6) Includes 10,000,000 shares held in escrow pursuant to the Exchange Agreement.
(7) Consists of 9,012,072 shares of common stock and 2,066,670 options to purchase shares of the Company’s common stock.
(8) Includes an aggregate of 32,852,084 shares of common stock held by Wayne Hughes, Thomas Maher and Andrew Dean, collectively.  Each of Messrs.  Wayne Hughes, Thomas Maher and Andrew Dean have sole voting power over the shares of company common stock indicated opposite their respective names above.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of May 27, 2010, there were 84,253,764 shares of the Company’s common stock issued and outstanding.  Each holder of common stock is entitled to one vote per share.

The Majority Stockholders, as stockholders holding in the aggregate 71,471,764 shares of common stock of the Company or 84.8% of the voting power of our outstanding shares of common stock, have approved the Authorized Capital Increase and the Name Change by written consent dated May 27, 2010.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Stockholder as described herein.  As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Articles of Incorporation relative to the Name Change.

DISSENTER'S RIGHT OF APPRAISAL

Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Name Change.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to the Company at L1, 414 Scarborough Beach Road, Osborne Park, WA 6017, Australia.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to the Company at L1, 414 Scarborough Beach Road, Osborne Park, WA 6017, Australia.

On behalf of the Board of Directors,

/s/ Wayne Hughes
Wayne Hughes
Title: Chief Executive Officer
June 21, 2010